FEATURING NEXTNAV™ THIRD QUARTER 2019 Grifﬁn Capital Essential Asset® REIT Summary of Earnings Results and Portfolio Update THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY A PROSPECTUS. A PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH AN OFFERING. NO OFFERING IS MADE TO NEW YORK RESIDENTS EXCEPT BY A PROSPECTUS FILED WITH THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK. NEITHER THE SECURITIES AND EXCHANGE COMMISSION, THE ATTORNEY GENERAL OF THE STATE OF NEW YORK NOR ANY OTHER STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. INVOLVES A HIGH DEGREE OF RISK AND THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THIS PROGRAM WILL BE ATTAINED.

Conference Call Agenda TOPICS SPEAKER • Highlights Michael Escalante CEO & President • Portfolio Update Michael Escalante CEO & President • Financial Performance Review Javier Bitar Chief Financial Officer • Questions & Answers Michael Escalante Javier Bitar CEO & President Chief Financial Officer 2

Highlights Michael Escalante, CEO & President

Key Highlights Total revenue increased 14.5% in the current quarter as compared to the third quarter ended September 30, 2018. Executed 211,048 SF of new leases, including one 12-year lease for 79,900 square feet and four 10-year leases totaling 92,500 square feet. Leases commenced during the quarter totaled 636,900 square feet, including 268,000 square feet of renewal and 368,900 square feet of new leases. Acquired McKesson II property located in Scottsdale, Arizona for a purchase price of $37.7 million. The Property is fully leased to McKesson Corporation until 2029. Sold 7601 Technology Way located in Denver, Colorado for $48.8 million, resulting in a gain of approximately $8.1 million. Completed build-to-suit for Mercedes Benz Financial which was subsequently sold, resulting in an approximately $3.6 million gain on an approximately $3.3 million joint venture investment or a 2x equity multiple. Sold FedEx Freight located in West Jefferson, Ohio for $30.3 million, which approximated the book value. 4

Portfolio Update Michael Escalante, CEO & President

Portfolio Characteristics September 30, 2019 Total Enterprise Value1 $4.7 billion Acquisition Value2 $4.2 billion Number of Properties2 101 Number of Buildings2 124 Size of Portfolio (square feet) 27.1 million Occupied/Leased (based on portfolio square feet)3 89.8% / 91.6% Percentage of Cash Flow from Investment Grade Tenants2,4 61.5% Weighted Average Remaining Lease Term (Years) 7.5 Weighted Average Loan Maturity (Years)5 6.2 Current Weighted Average Debt Rate6 3.8% Weighted Average Annual Rent Increase7 2.2% 1. Total Enterprise Value includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus unconsolidated debt - pro rate share, plus preferred equity, plus total outstanding shares multiplied by the NAV, less cash and cash equivalents - excludes restricted cash. Total outstanding shares includes limited partnership units issued and shares issued pursuant to the DRP, net of redemptions. 2. The increase in number of properties, buildings and acquisition value is related to the Mergers on April 30, 2019 and the acquisition of McKesson II on September 20, 2019. 3. The decrease in occupancy compared to prior quarter is primarily related to the vacancies of Caterpillar (approximately 1.4 million square feet), Travelers (approximately 0.1 million square feet), and the sale of 7601 DTC (approximately 0.2 million square feet), offset by the purchase of McKesson II (approximately 0.1 million) and new leases with Floor and Decor Outlets of America, Inc. and with American Specialty Health Inc. (approximately 0.2 million square feet and 0.1 million, respectively). 4. Investment grade designations are those of either tenants, guarantors and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. 5. The weighted average loan maturities for the Company’s fixed-rate and variable-rate debt are 7.61 and 4.57 years, respectively. Including the effect of interest rate swaps, the weighted average loan maturities for the Company’s fixed- rate and variable-rate debt are 6.53 and 4.60 years, respectively. 6. Current period debt rate includes the effect of one interest rate swap for a total of $425.0 million and excludes the effect of debt premiums/discounts and deferred financing costs (see slide 24). 7. Weighted average rental increase is based on the remaining term of the lease at acquisition date. Rental increase may differ based on the full lease term, which is from the original commencement date. 6

Diversified National Portfolio As of September 30, 2019 The portfolio is comprised of 101 properties located in 25 states and 118 leases throughout the U.S. Note: Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties. 7

Portfolio Concentration As of September 30, 2019 Tenant Business Diversity 1 (By % of Net Rent) Capital Goods2 13.6% Our management makes a Health Care Equipment & Services 9.5% Insurance 7.8% conscious effort to achieve Consumer Services 7.8% Retailing 7.1% diversification by tenant industry Diversifed Financials 6.9% as our portfolio grows. As of Telecommunication Services 6.8% Technology, Hardware & Equipment 6.6% September 30, 2019, our analysis Consumer Durables & Apparel 5.4% Energy 5.4% segmented the REIT’s portfolio Utilities 4.9% into 22 industry groups.1 Banks 4.3% Software & Services 4.2% All Others3 9.7% 1. Industry classification based on the Global Industry Classification Standards (GICS). 2. Capital Goods includes the following industry sub-groups: Aerospace & Defense (5.9%), Industrial Conglomerates (4.7%), Construction & Engineering (1.0%), Electrical Equipment (0.9%), Machinery (0.5%), Construction Machinery & Heavy Trucks (0.4%) and Building Products (0.2%). 3. All Others account for less than 2.2% of total net rent for the 12-month period subsequent to September 30, 2019 on an individual basis. 8

Portfolio Concentration (cont’d) As of September 30, 2019 Geographic Distribution Asset Allocation (By % of Net Rent) (By % of Net Rent) California 11.3% All Others Office 23.9%1 Texas 83.0% 10.5% South Carolina 4.0% Ohio North Carolina 10.2% 4.0% Industrial Colorado 17.0% 5.0% Arizona New Jersey 9.2% 5.9% Georgia Illinois 7.9% 8.1% 1. All others account for less than 3.8% of total net rent for the 12-month period subsequent to September 30, 2019 on an individual basis. 9

Portfolio Concentration (cont’d) As of September 30, 2019 Credit Characteristics (By % of Net Rent) Investment Grade 61.5%1 Unrated Credit 4.9% Subinvestment Grade 33.6% 1. Investment grade descriptions are those of either tenants, guarantors, and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. 10

Strong Tenant Profile: Top 10 Tenants As of September 30, 2019 Top Tenants % of Portfolio1 Ratings 2 3 3.5 BBB+ 3.4 HY1 4 3.1 A- 3.1 BBB+ 2.9 BB+ 2.6 AA 2.5 B 4 2.5 IG10 1. Based on net rental payment 12-month period subsequent to September 30, 2019. 2. Represents S&P ratings of tenants, guarantors, 2.5 BB+ or non-guarantor parent entities, unless otherwise noted. 3. Represents the combined net rental revenue 5 2.5 A2 for the Atlanta, GA; West Chester, OH; and Houston, TX properties. 4. Represents Bloomberg's rating. Total 28.6 5. Represents Moody's rating. 11

Asset Management: Third Quarter 2019

New Lease Activity

enterprise



Tenant Name	EAN Holdings, LLC
Property Address	500 Rivertech 500 Naches Avenue SW Renton, WA
Sq. Ft.	26,640
New Lease Expiration	4/30/2030

Comments
New lease to holding company of Enterprise Rental Car on the third floor; the 10-year 6-month term commences December 9, 2019.

KEYENCE



Tenant Name	Keyence Corporation of America
Property Address	500 Rivertech 500 Naches Avenue SW Renton, WA
Sq. Ft.	8,575
New Lease Expiration	4/30/2025

Comments
New lease for a portion of the second floor; the 5-year 4-month term commences January 1, 2020.

GPC



Tenant Name	Genuine Parts Company
Property Address	4300 Wildwood Parkway Atlanta, GA
Sq. Ft.	79,929
New Lease Expiration	10/31/2031

Comments
New lease for the entire third floor and part of the first floor; the 12-year term commences November 1, 2019.

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Asset Management: Third Quarter 2019 (cont'd)

New Lease Activity



Tenant Name	Bohler Engineering Inc.
Property Address	30 Independence Warren, NJ
Sq. Ft.	34,470
New Lease Expiration	12/31/2029

Comments

Bohler Engineering signed a new lease for a portion of the first and second floors; the 10-year and 9-month term commences March 1, 2020.



Tenant Name	Control Point Associates, Inc.
Property Address	30 Independence Warren, NJ
Sq. Ft.	19,451
New Lease Expiration	12/31/2029

Comments

Tenant affiliated with Bohler Engineering signed a new lease for a portion of the second floor; the 10-year 9-month term commences March 1, 2020.



Tenant Name	Whitestone Associates, Inc.
Property Address	30 Independence Warren, NJ
Sq. Ft.	11,871
New Lease Expiration	12/31/2029

Comments

Tenant affiliated with Bohler Engineering signed a new lease for a portion of the first floor; the 10-year 9-month term commences March 1, 2020.

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Asset Management: Third Quarter 2019 (cont'd)

New Lease Activity



Tenant Name	Cooperative Strategies, LLC
Property Address	The Innovation Campus at Lakehurst (Building III) 4675 Lakehurst Parkway Dublin, OH
Sq. Ft.	6,710
New Lease Expiration	5/31/2025

Comments
New lease on the second floor for a 5-year 9-month term commencing March 1, 2020.



Tenant Name	Keller Mortgage
Property Address	The Innovation Campus at Lakehurst (Building III) 4675 Lakehurst Parkway Dublin, OH
Sq. Ft.	23,402
New Lease Expiration	2/28/2023

Comments
New lease on the fourth floor for a 3-year term commencing March 1, 2020.

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Asset Management: Third Quarter 2019 (cont’d) Acquisition Tenant Property Name Square Feet Comments • Property is fully leased to McKesson Corporation through May 31, 5801 North Pima Road 124,879 2029. Purchase of the leasehold interest was completed on Scottsdale, AZ September 30, 2019 for $37.7 million at a cap rate of 6.76%. 15

Asset Management: Third Quarter 2019 (cont’d) Property Disposition Tenant Property Address Square Feet Comments • Property was 95% leased after a 30,500 square foot expansion by 7601 Technology Way 191,368 existing tenant Zoom Video into 58,800 square feet, plus an extension of Denver, CO the lease term by 5 years. Post Quarter Property Disposition Tenant Property Address Square Feet Comments • Received an unsolicited offer over our pre-merger purchase price of $28 million with 4.2 years of remaining tenant lease term. At time of 10 Commerce Parkway 160,410 closing, we sold the FedEx Freight property for its revised GAAP Columbus, OH value of $30.3 million (post-merger), net of transaction costs, resulting in no net gain. 16

Asset Management: Third Quarter 2019 (cont’d) Lease Expirations, Terminations and Properties on the Market Lease Expiration or Tenant Property Address Square Feet Comments Termination Date • Tenant dispersed production previously performed at this plant 2200 Channahon Road into other existing plants. 1,380,070 6/30/2019 • The term was previously extended six months to June 30, 2019 to Joliet, IL facilitate the winding down of operations. • The property has been listed for sale or lease. • Tenant had expansion and parking requirements that could not be met onsite; elected to exercise its termination right by paying a fee 6060 South Willow Drive 130,998 6/30/2019 of $2 million. Greenwood Village, CO • Redevelopment into creative office commenced July 2019; the $7.5 million renovation project (offset by the termination payment, which has been recorded as income) will be completed March 2020. • Tenant is no longer in occupancy and did not intend to renew at lease expiration in June 2021. Negotiated a lease buyout in July 2019, which was contingent on the sale of the asset, with an initial 2160 E. Grand Avenue 157,049 6/30/2021 value of $13.0 million, as follows: (a) $9.2 million representing El Segundo, CA 100% of remaining net rent over the lease term, reducing monthly as actual net rent is paid (will approximate $7.5 million at closing); and (b) $3.8 million in lieu of deferred maintenance and restoration obligations that would otherwise be required pursuant to the lease. • The property is under contract for $63.5 million as compared to the original purchase price of $52.3 million, on an “as-is” basis, with no offset for the above-referenced capital items. The buyer deposited $4.0 million which is now non-refundable. The closing is scheduled for late November. 17

Financial Performance Review Javier Bitar, Chief Financial Officer

Capital Structure Overview Enterprise Value Common Equity $2.2 billion OP Units 0.3 billion Common Equity Total Equity 2.5 billion Secured Debt 1.0 billion Unsecured Net Debt1 1.1 billion Preferred Equity Total Net Debt 1 2.1 billion Preferred Equity 0.1 billion Total Enterprise Value $4.7 billion Ratios Unsecured Net Fixed Charge Coverage (Quarter to Date)2 2.8x 1 Debt 3 OP Units Interest Coverage (Quarter to Date) 3.3x Net Debt1 to Enterprise Value 43.7% 1 Secured Debt Net Debt to Total Real Estate Acquisition Price 48.8% Net Debt1 / Adjusted EBITDA 8.1x 1. Amount includes $100 million of borrowing used to redeem investors in October and pro rata share from unconsolidated debt, net of Cash and Cash Equivalents. Total outstanding shares already reflect the shares redeemed for GAAP purposes. 2. Fixed charge coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt were in place at the beginning of the period plus preferred unit distributions, if any, as if in place at the beginning of the period over adjusted EBITDA. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on November 12, 2019. 3. Interest coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to adjusted EBITDA. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on November 12, 2019. 19

Financial Performance (in thousands, except per share amounts) Three Months Ended Nine Months Ended September 30, September 30, 2019 2018 2019 2018 Total Revenue $ 97,435 $ 85,041 $ 277,276 $ 251,431 Net income attributable to common stockholders per share, basic and diluted $ 0.04 $ 0.02 $ 0.13 $ 0.10 Adjusted EBITDA (per loan agreement)1 $ 64,076 $ 53,795 $ 200,724 $ 168,416 FFO2 $ 37,020 $ 33,814 $ 125,187 $ 107,496 AFFO3 $ 37,150 $ 37,196 $ 108,894 $ 104,821 Distributions:4 Cash Distributions $ 21,204 $ 18,014 $ 64,927 $ 53,720 Distribution Reinvestment Plan (DRP) 12,899 11,014 32,752 33,667 Total Distributions $ 34,103 $ 29,028 $ 97,679 $ 87,387 1. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on November 12, 2019. 2. FFO reflects distributions paid to noncontrolling interests and redeemable preferred shareholders. 3. See reconciliation of AFFO in the earnings release filed on November 12, 2019. No adjustments were required to the prior periods for this change. 4. Represents distributions paid and declared to common stockholders. 20

Determination of NAV (in thousands, except per share amounts) Set forth below are the components of our daily NAV as of September 30, 2019 and June 30, 2019, calculated in accordance with our valuation procedures (in thousands, except share and per share amounts): September 30, 2019 June 30, 2019 Gross Real Estate Asset Value $ 4,437,125 $ 4,374,392 Investments in Unconsolidated Entities 72,185 79,726 Management Comp. Value (per Duff and Phelps appraisal) 230,000 230,000 Interest Rate Swap (Unrealized Loss) (30,882) (23,760) Perpetual Convertible Preferred Stock (125,000) (125,000) Other Assets/(Liabilities), Net 16,583 23,105 Total Debt (Adjusted Fair Value) (1,952,467) (1,931,477) NAV $ 2,647,544 $ 2,626,986 Total Shares Outstanding 277,666,517 275,300,122 NAV per share1 $ 9.53 $ 9.54 1. We are exposed to the impact of interest rate changes primarily through our borrowing activities. To limit this exposure, we attempt to obtain mortgage financing on a long-term, fixed-rate basis and utilize interest rate swaps to hedge a portion of our variable rate borrowings. Continued volatility in interest rates continued to impact such fair values. The change in NAV per share was largely due to the change in value of our swaps. The principal balance of our borrowings is not affected by changes in interest rates, and future increases in interest rates would have a positive impact on the fair value of our fixed rate borrowings and interest rate swaps. 21

Performance Report

Total Return as of September 30, 2019(%)[1]

Share Class/ Index	Ticker	Inception Date[3]	Excluding Sales Load[2]		Including Sales Load
			Quarter Ended September 30, 2019	Since Inception (Annualized)	Since Inception (Annualized)
Class T	ZGEATX	9/20/2017	1.45%	5.95%	4.10%
Class S	ZGEASX	9/20/2017	1.35	5.90	4.05
Class D	ZGEADX	9/20/2017	1.65	6.64	6.64
Class I	ZGEAIX	9/20/2017	1.71	6.91	6.91
Class A	ZGEAAX	9/23/2014	1.62	7.68	5.21
Class AA	ZGEAQX	11/2/2015	1.62	6.07	4.97
Class AAA	ZGEAPX	4/25/2016	1.52	7.28	6.69
Class E	ZGEAEX	11/6/2009	1.73	8.51	7.12

1. Future performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns reflect the percent change in the net asset value per share from the beginning of the applicable period, plus the amount of any distributions paid during the period and assumes distributions are reinvested pursuant to our distribution reinvestment plan. Performance for Class E shares includes the performance of common in EA-1, prior to the Mergers on April 30, 2019. Please consult your financial professional for more information.
2. Returns exclude the impact of applicable sales load. Sales load for Class T, S, D and I shares are defined as the amount of selling commissions and dealer manager fees, as applicable, consistent with the calculation of gross offering price for such shares. For Class A, AA, AAA and E shares, sales load is defined as applicable front-end selling commissions, dealer-manager fees and estimated issuer offering and organizational expenses in conformity with the definition of "Net Investment" set forth in NASD Rule 2340.
3. Inception date for Class AA, AAA, T, S, D and I shares is the date upon which we began offering such share classes in our initial and follow-on primary offerings, as applicable. Inception date for Class A shares is the date upon which we satisfied our minimum offering requirement in our initial public offering, which occurred on September 23, 2014. Inception date for Class E shares is the date upon which EA-1 began offering shares of common stock in its initial public offering, which occurred on November 6, 2009.

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Debt Maturity Schedule (including effect of interest rate swap) As of September 30, 2019 (Dollars in Thousands) $600,000 $516,7201 (26.6%) $500,000 $415,8352 (21.5%) $375,0005 $400,000 (19.3%) $250,0006 $300,000 (12.9%) $150,0004 $126,9703 $200,000 (7.7%) $106,2207 (Thousands) (6.5%) (5.5%) $100,000 $0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 1. Represents the Revolving Credit Facility, assuming the one-year extension on the Revolving Credit Facility 4. Represents the 2026 Term Loan. NOTE: Principal repayments on the is exercised upon maturity as well as the Emporia, Midland, Samsonite, and HealthSpring mortgage loans 5. Represents the Bank of America Loan. individual mortgages do not include and the 2023 Term Loan. 6. Represents the Bank of America/KeyBank Loan. the net debt premium/(discount) of 2. Represents the Highway 94 mortgage loan and the 2024 Term Loan. 7. Represents the AIG loan II. ($1.2) million and deferred financing 3. Represents the AIG mortgage loan. costs of $9.4 million. 23

Questions & Answers Michael Escalante, CEO & President | Javier Bitar, Chief Financial Officer

1520 E. Grand Avenue 310.469.6100 El Segundo, CA 90245 www.gcear.com Thank you for your participation. For more information visit www.gcear.com Griffin Capital Securities, Member FINRA/SIPC, is the dealer manager for the Griffin Capital Essential Asset REIT, Inc. offering. © 2019 Griffin Capital Securities, LLC. All rights reserved.